Exhibit A

UNCONDITIONAL GUARANTEE

In consideration of financial accommodations given or to be given or continued to, Phoenix Aerospace, Inc., a company incorporated under the laws of the State of Nevada (the “Borrower”) of 61B Industrial Parkway, Mound House, NV 89706, U.S.A., by Zvi Bar-Nes Nissensohn, Israeli Passport no. 9379265 (the “Lender”), pursuant to that certain Convertible Loan Agreement made and entered into on even date (“CLA”) among the Borrower, the undersigned and the Lender, the undersigned irrevocably and unconditionally guarantee to the Lender, payment pursuant to the CLA when due, whether by acceleration or otherwise, of any and all liabilities of the Borrower to the Lender, to amounts, together with all interest thereon and all attorney’s fees, costs and expenses of collection incurred by the Lender in enforcing any of such liabilities and/or the terms hereof.

The term “liabilities of the Borrower” shall include all liabilities, direct or contingent, joint, several or independent, of the Borrower now or hereafter existing, due or to become due to, or held or to be held by, the Lender for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise.

The undersigned waives notice of acceptance of this guarantee and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonour or non-payment of any such liabilities, suit or taking other action by the Lender against, and any other notice to, any part liable thereon (including the undersigned).

The Lender may at any time and from time to time (whether or not after revocation or termination of this guarantee) without the consent of, or notice (except as shall be required by applicable statute and cannot be waived) to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part:

1. Change the manner, place of and/or terms of payment, and/or change or extend the time of payment of, renew or alter, any liability of the Borrower, any security therefor, or any liability incurred directly or indirectly in respect thereto and the guarantee herein made shall apply to the liabilities of the Borrower as so changed, extended, renewed or altered; and

2. Sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any property by whosoever at any time pledged or mortgaged to secure or howsoever securing, the liabilities hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against; and

3. Exercise or refrain from exercising any rights against the Borrower or others (including the undersigned) or otherwise act or refrain from acting; and

4. Settle or compromise any liability hereby guaranteed, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Lender and the undersigned; and

5. Apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Lender regardless of what liability or liabilities of the Borrower remain unpaid.

No invalidity, irregularity or unenforceability of all or any part of the liabilities hereby guaranteed or of any security therefor shall affect, impair or be a defence to this guarantee and this guarantee is a primary obligation of the undersigned.

This guarantee is unlimited and a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. As to the undersigned, this guarantee shall continue until written notice of revocation signed by the undersigned shall have been actually received by the Lender, notwithstanding a revocation by, or complete or partial release for any cause of anyone liable in any manner for the liabilities hereby guaranteed or for the liabilities (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination or increase, decrease or change in personnel of any one or more of the undersigned which may be partnerships. No revocation or termination hereof shall affect in any manner rights arising under this guarantee with respect to (a) liabilities which shall have been created, contracted, assumed or incurred prior to receipt by the Lender of written notice of such revocation or termination or (b) liabilities which shall have been created, contracted, assumed or incurred after receipt of such written notice pursuant to any contract entered into by the Lender prior to receipt of such notice; and the sole effect of revocation or termination hereof shall be to exclude from this guarantee liabilities thereafter arising which are unconnected with liabilities therefore arising or transactions therefore entered into.

Any and all rights and claims of the undersigned against the Borrower or any of its property, arising by reason of any payment by the undersigned to the Lender pursuant to the provisions of this guarantee, shall be subordinate and subject in right of payment to the prior payment in full of all liabilities of the Borrower to the Lender.

The Lender at all times and from time to time shall have the right to require the undersigned to deliver to the Lender as security for the liabilities of the undersigned hereunder collateral security, original or additional, satisfactory to the Lender.

Upon the happening of any of the following events: the insolvency (however evidenced) of the Borrower, or of any person (including the undersigned) who is liable directly or indirectly in respect of any of the liabilities of the Borrower, or an adverse change in the financial condition of the Borrower, or suspension of business of the Borrower, or the issuance of any warrant, process or order of attachment, garnishment or other lien and/or the filing of a lien as a result thereof against any of the property of the Borrower, or the making by the Borrower of an assignment for the benefit of creditors, or a trustee or receiver being appointed for the Borrower, or for any of its property, or any proceeding being commenced by or against the Borrower under any bankruptcy, reorganization, arrangement of debts, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute, or it appears that any representation in any financial or other statement of the Borrower, delivered to the Lender by or on behalf of the Borrower, is untrue or incomplete, or if the Lender deems itself insecure - then and in any such event, and at any time thereafter, the Lender may, without notice to the Borrower, make the liabilities of the Borrower to the Lender, whether or not then due, immediately due and payable hereunder as to the undersigned, and the Lender shall be entitled to enforce the obligations of the undersigned hereunder.

Upon non-payment when due of any of the liabilities of the Borrower or the undersigned to the Lender, the Lender shall have the right from time to time, without advertisement or demand upon notice to the Borrower or the undersigned or right of redemption except as shall be required by applicable statute and cannot be waived, to sell, re-sell, assign, transfer and deliver all or part of said property of the undersigned, at any brokers board or exchange or at public or private sale, for cash or on credit or for future delivery, and in connection therewith may grant options and may impose reasonable conditions such as requiring any purchase of any stock so sold to represent that such stock is purchased for investment purposes only. Upon each sale the Lender, unless prohibited by provision of any applicable statute which cannot be waived, may purchase all or any part of said property being sold, free from and discharged of all trusts, claims, right of redemption and equities of the undersigned.

In the case of each such sale, or of any proceedings to collect any liabilities of the undersigned to the Lender, the undersigned shall pay all costs and expenses of every kind for collection, sale or delivery, including reasonable attorney’s fees, and after deducting such costs and expenses from the proceeds of sale or collection, the Lender may apply any residue to pay any of such liabilities of the undersigned, who shall continue liable for any deficiency, with interest.

If claim is ever made upon the Lender for repayment or recovery of any amount or amounts received by the Lender in payment or on account of any of the liabilities of the Borrower and the Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Lender or any of its property, or (b) any settlement or compromise of any such claim effected by the Lender with any such claimant (including the Borrower), then and in such event the undersigned agree that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any liability of the Borrower, and the undersigned shall be and remain liable to the Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender.

Unless prohibited by any applicable statute which cannot be waived, any acknowledgement or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including the undersigned), with respect to any of the liabilities of the Borrower shall, if the statute of limitations in favor of the undersigned against the Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

The Lender shall have no responsibility for ascertaining, nor for informing the undersigned with respect to, nor be required to take any action concerning, any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the property of the undersigned (whether or not the Lender has, or is deemed to have, knowledge of any of the aforesaid), provided the Lender shall endeavour to take such action as or may be requested or authorized by the undersigned if the Lender determines, in its sole discretion, that such action will not adversely affect the value as collateral of the property of the undersigned in question and the relative request or authorization is made in writing and is received by the Lender in due time.

The Lender shall not be bound to take any steps necessary to preserve any rights in any of the property of the undersigned against prior parties which may be liable in connection therewith, and the undersigned hereby agrees to take such steps. The Lender may nevertheless at any time (a) take any action it may deem appropriate, for the case or preservation of such property or of any rights of the undersigned or the Lender thereon, (b) demand, use for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property of the undersigned, (c) compromise and settle with any person liable on such property, or (d) extend the time of payment or otherwise change the terms thereof as to any party liable thereon, all without notice to, without incurring responsibility to, and without effecting any of the liabilities hereunder of, the undersigned. The undersigned shall pay to the Lender all costs and expenses, including filing fees and attorney’s fees, incurred by the Lender in connection with the custody, care, preservation or collection of any of the property of the undersigned or in seeking to enforce any of the liabilities or obligations of the undersigned hereunder.

The Lender shall have the right, at any time and from time to time, without notice, to (i) notify any obligor on any of such property to make payment to the Lender of any amounts due thereon; and/or (ii) take control of any proceeds of any of such property.

No delay on the part of the Lender in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guarantee, shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, and each such waiver, if any, shall apply only with respect to the specific issuance involved, and shall in no way impair the rights of the Lender or the obligations of the undersigned to the Lender in any other respect at any other time.

The Lender is under no duty to the undersigned to protect, secure, insure or obtain, or perfect any security interest in, any property pledged in connection with the liabilities of the Borrower (i) which is set in the Lender’s possession or (ii) which has not been pledged by the undersigned.

The undersigned shall pay the unpaid accounts of the obligations of the Borrower in U.S. currency and at the same places where such liabilities are payable by their terms.

The undersigned, if more than one, shall be jointly and severally liable hereunder and the term “undersigned” wherever used herein shall mean the undersigned or any one or more of them. Anyone signing the guarantee shall be bound hereby, whether or not anyone else signs this guarantee at any time. The term “Lender” includes any agent of the Lender acting for it.

The undersigned hereby irrevocably waives and gives up any and all legal and equitable rights and claims arising from the existence or performance of this guarantee that the undersigned may now or hereafter have and that would result in the undersigned being deemed a “creditor” (under the Federal Bankruptcy Code or any other law) of the Borrower or of any other person or entity directly or contingently liable for any of the liabilities of the Borrower (a “Third Party”), including without limitation all rights of subrogation, indemnity, reimbursement, exoneration and/or contribution, and including without limitation any such right or claim against or with respect to any property (including without limitation any collateral security) of the Borrower or of any Third Party. In furtherance, and not in limitation, of the preceding waiver, the undersigned agrees that any payment by the undersigned to the Lender pursuant to this guarantee shall be deemed a contribution to the capital of the Borrower, and any such payment shall not constitute the undersigned as a “creditor” of the Borrower or of any Third Party.

This Guarantee and the rights and obligations of the Lender and of the undersigned hereunder shall be governed and construed in accordance with the internal laws of the State of Nevada without giving effect to conflict of law principles. The undersigned submit to the jurisdiction of the United States District Court of Nevada with respect to any dispute arising hereunder or relating to any of the liabilities of the Borrower. Service of process may be made on the undersigned in the manner specified hereinbelow, by personal delivery at, or by mail addressed to, any address to which the Lender may address notices to the undersigned as set forth below. Any judicial proceeding shall take place without a jury, which is hereby waived. The undersigned also waives the right to assert any counterclaim or setoff in any litigation brought to enforce the Lender’s rights and remedies hereunder. In connection with any litigation, the undersigned irrevocably waives any sovereign immunity that they may have or hereafter acquire, including but not limited to immunity from the jurisdiction of any court, from any legal process, from attachment prior to judgement, from attachment in aid of execution, from execution or otherwise.

Any notice in connection with this Guarantee shall be in writing and may be delivered personally or by fax, or by registered or certified mail, return receipt requested, addressed (a) to the undersigned at 61B Industrial Parkway, Mound House, NV 89706, U.S.A, Fax: +1-775-882-9777, or to any other address that the Lender believes to be the address of the undersigned, and (b) to the Lender at 27 Alexander Penn, Tel-Aviv 69641, Israel. Any such notice or other communication may also be addressed to such other address(es) as may be designated in writing afterwards. All such notices or other communication shall be deemed given when delivered personally or electronically or when mailed, except notice of change of address, which shall be deemed to have been given when received.

Date: September __, 2011

PHOENIX INTERNATIONAL VENTURES, INC.

By:           _______________________________________________

Name:           Zahir Teja

Title:           Chairman and Chief Executive Officer